UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 _________________
FORM 8-K _________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 19, 2019 (June 13, 2019)
________________________________________________________

Townsquare Media, Inc.
(Exact name of registrant as specified in its charter)
________________________________________________________

Delaware (State or other jurisdiction of incorporation or organization)	333-197002 (Commission File Number)	27-1996555 (I.R.S. Employer Identification No.)
________________________________________________________

240 Greenwich Avenue
Greenwich, Connecticut 06830
(Address of Principal Executive Offices, including Zip Code)

(203) 861-0900
(Registrant's telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 435 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	TSQ	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant’s Certifying Accountant
On June 13, 2019, Townsquare Media, Inc. (the “Company”) notified RSM US LLP (“RSM”) that RSM was dismissed as the Company’s independent registered public accounting firm, effective June 13, 2019 and approved the engagement of BDO USA, LLP (“BDO”) as the Company’s new independent registered public accounting firm, effective June 13, 2019. The decision to change accounting firms was approved by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”).
RSM’s audit reports on the Company’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years ended December 31, 2018 and 2017 and during the period from January 1, 2019 through June 13, 2019, the Company has not had any disagreement with RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to RSM’s satisfaction, would have caused RSM to make reference to the subject matter of disagreement in their reports on the Company’s consolidated financial statements. In addition, during such periods, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Company’s management has authorized RSM to respond fully to the inquiries of its new independent registered public accounting firm regarding all matters.
The Company provided RSM a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that RSM furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in response to Item 304(a) of Regulation S-K. A copy of RSM’s letter, dated June 19, 2019, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
During the years ended December 31, 2018 and 2017 and the subsequent interim period through June 13, 2019, neither the Company nor anyone acting on its behalf consulted with BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a) (1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
Item 9.01    Exhibits.
(d)    Exhibits

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from RSM US LLP, dated June 19, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWNSQUARE MEDIA, INC.

By:	/s/ Stuart Rosenstein
Name: Stuart Rosenstein
Title: Executive Vice President and Chief Financial Officer

Date: June 19, 2019

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